Exhibit 99(a)(xvii)


                      SUNAMERICA STYLE SELECT SERIES, INC.

                              ARTICLES OF AMENDMENT

           SUNAMERICA STYLE SELECT SERIES, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST: Article SECOND of the Charter of the Corporation is hereby amended to read in its entirety as follows:

                     SECOND: The name of the corporation (which is hereinafter called the "Corporation") is:

                         SUNAMERICA FOCUSED SERIES, INC.

           SECOND: Article SIXTH (a) of the Charter of the Corporation is hereby amended to read in its entirety as follows:

                     SIXTH: (a) The total number of shares of stock of all classes and series which the Corporation has authority to issue is 2,000,000,000 shares of capital stock (par value $.0001 per share), amounting in aggregate par value to $200,000. All of the authorized shares of capital stock of the Corporation are initially classified as "Common Stock," and designated as follows:

           Focused Multi-Cap Growth Portfolio:

                     Class A shares                           50,000,000 shares
                     Class B shares                           50,000,000 shares
                     Class II shares                          50,000,000 shares
                     Class Z shares                           50,000,000 shares
                     Class X shares                           25,000,000 shares

           SunAmerica Value Fund:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class I shares                           25,000,000 shares
                     Class Z shares                           25,000,000 shares

           Focused International Equity Portfolio:

                     Class A shares                           50,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares

           Focused 2000 Value Portfolio:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class Z shares                           25,000,000 shares

           Focused Large-Cap Value Portfolio:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class Z shares                           25,000,000 shares

           Focused Technology Portfolio:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class Z shares                           25,000,000 shares

           Focused 2000 Growth Portfolio:

                     Class A shares                           50,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class I shares                           25,000,000 shares

           Focused Growth and Income Portfolio:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class Z shares                           25,000,000 shares
                     Class X shares                           25,000,000 shares

           Focused Large-Cap Growth Portfolio:

                     Class A shares                           50,000,000 shares
                     Class B shares                           50,000,000 shares
                     Class II shares                          50,000,000 shares
                     Class Z shares                           50,000,000 shares

           Focused Multi-Cap Value Portfolio:

                     Class A shares                           50,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class I shares                           25,000,000 shares


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

           Focused Equity Strategy Portfolio:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class I shares                           25,000,000 shares

           Focused Multi-Asset Strategy Portfolio:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class I shares                           25,000,000 shares

           Focused Balanced Strategy Portfolio:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class I shares                           25,000,000 shares

           Focused Fixed Income and Equity
                 Strategy Portfolio:
                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class I shares                           25,000,000 shares

           Focused Fixed Income Strategy Portfolio:

                     Class A shares                           25,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares
                     Class I shares                           25,000,000 shares

           Focused Dividend Strategy Portfolio:

                     Class A shares                           50,000,000 shares
                     Class B shares                           25,000,000 shares
                     Class II shares                          25,000,000 shares

           Common Stock (Unclassified)                        75,000,000 shares

           The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.


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

           THIRD: (a) The foregoing amendment does not increase the authorized stock of the Corporation. As of immediately before and after the amendment the total number of shares of stock of all classes and series which the Corporation has authority to issue is 2,000,000,000 shares, all of which shares are Common Stock (par value $.0001 per share), designated as follows.


                                                         BEFORE                                   AFTER
                                                         ------                                   -----
           Focused Multi-Cap Growth Portfolio:
                     Class A shares                      50,000,000 shares                        50,000,000 shares
                     Class B shares                      50,000,000 shares                        50,000,000 shares
                     Class II shares                     50,000,000 shares                        50,000,000 shares
                     Class Z shares                      50,000,000 shares                        50,000,000 shares
                     Class X shares                      25,000,000 shares                        25,000,000 shares

           SunAmerica Value Fund:
                     Class A shares                      25,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class I shares                      25,000,000 shares                        25,000,000 shares
                     Class Z shares                      25,000,000 shares                        25,000,000 shares

           Focused International Equity Portfolio:
                     Class A shares                      50,000,000 shares                        50,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares

           Focused 2000 Value Portfolio:
                     Class A shares                      25,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class Z shares                      25,000,000 shares                        25,000,000 shares

           Focused Large-Cap Value Portfolio:
                     Class A shares                      25,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class Z shares                      25,000,000 shares                        25,000,000 shares

           Focused Technology Portfolio:
                     Class A shares                      25,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class Z shares                      25,000,000 shares                        25,000,000 shares


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

           Focused 2000 Growth Portfolio:
                     Class A shares                      50,000,000 shares                        50,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class I shares                      25,000,000 shares                        25,000,000 shares

           Focused Growth and Income Portfolio:
                     Class A shares                      25,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class Z shares                      25,000,000 shares                        25,000,000 shares
                     Class X shares                      25,000,000 shares                        25,000,000 shares

           Focused Large-Cap Growth Portfolio:
                     Class A shares                      50,000,000 shares                        50,000,000 shares
                     Class B shares                      50,000,000 shares                        50,000,000 shares
                     Class II shares                     50,000,000 shares                        50,000,000 shares
                     Class Z shares                      50,000,000 shares                        50,000,000 shares

           Focused Multi-Cap Value Portfolio:
                     Class A shares                      50,000,000 shares                        50,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class I shares                      25,000,000 shares                        25,000,000 shares

           Focused Equity Strategy Portfolio:
                     Class A shares                      50,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class I shares                               0 shares                        25,000,000 shares

           Focused Multi-Asset Strategy Portfolio:
                     Class A shares                      50,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class I shares                               0 shares                        25,000,000 shares

           Focused Balanced Strategy Portfolio:
                     Class A shares                      50,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class I shares                               0 shares                        25,000,000 shares


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

           Focused Fixed Income and Equity Strategy Portfolio:
                     Class A shares                      50,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class I shares                               0 shares                        25,000,000 shares

           Focused Fixed Income Strategy Portfolio:
                     Class A shares                      50,000,000 shares                        25,000,000 shares
                     Class B shares                      25,000,000 shares                        25,000,000 shares
                     Class II shares                     25,000,000 shares                        25,000,000 shares
                     Class I shares                               0 shares                        25,000,000 shares

           Focused Dividend Strategy Portfolio:
                     Class A shares                               0 shares                        50,000,000 shares
                     Class B shares                               0 shares                        25,000,000 shares
                     Class II shares                              0 shares                        25,000,000 shares

           Common Stock (Unclassified)                  175,000,000 shares                        75,000,000 shares

           (b) The aggregate par value of all shares having a par value is $200,000 before the amendment and $200,000 as amended.

           (c) The shares of stock of the Corporation are divided into classes and series, but the terms of each class and series of stock of the Corporation, that are set forth in the Charter of the Corporation, are not changed by the amendment.

           FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

           FIFTH: The foregoing amendment to the Charter of the Corporation has been approved by a majority of the entire Board of Directors, and the amendment is limited to changes expressly permitted by Section 2-105(a)(9), Section 2-105(c), or Section 2-605(a) of the Maryland General Corporation Law and by Article SIXTH of the Charter of the Corporation, to be made without action by the stockholders of the Corporation.

           SIXTH: The foregoing amendment to the Charter of the Corporation shall become effective at 12:01 AM Eastern Time on January 1, 2004.


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

           IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on December 17, 2003.

WITNESS:                                    SUNAMERICA STYLE SELECT SERIES, INC.



_______________________________             By: ____________________________
Joseph P. Kelly                                 Robert M. Zakem
Assistant Secretary                             President


           THE UNDERSIGNED, President of SUNAMERICA STYLE SELECT SERIES, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation and further certifies that, to the best of his knowledge information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                                -----------------------------
                                                Robert M. Zakem
                                                President


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